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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: OCTOBER 18, 2002
               (DATE OF EARLIEST EVENT REPORTED: OCTOBER 17, 2002)
                                  -------------



                             MTC TECHNOLOGIES, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                         000-49890                  02-0593816
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(STATE OR OTHER JURISDICTION     (COMMISSION               (IRS EMPLOYER
OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NUMBER)



        4032 Linden Avenue, Dayton, Ohio                            45432
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 252-9199
                            --------------
                                       N/A

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 2.    ACQUISTION OR DISPOSITION OF ASSETS.

On October 17, 2002, MTC Technologies, Inc. (MTCT - NASDAQ) announced that it and its wholly-owned subsidiary, Modern Technologies Corp. (MTC), have signed a stock purchase agreement to acquire AMCOMP Corporation (AMCOMP) from AMCOMP's current shareholders. AMCOMP is a high technology company providing engineering services, primarily in the area of Space Systems, Global Positioning Systems
(GPS) Engineering and Information Technology, to the Department of Defense, and other government agencies. The acquisition was completed on October 18, 2002.

MTC used $7.2 million of the proceeds from the recent initial public offering of MTCT to purchase 100 percent of the stock of AMCOMP. Through 2004, MTC may be required to make additional annual payments to the AMCOMP's shareholder's as part of an earn-out provision of the stock purchase agreement. Under the earn-out agreement, MTC could be required to pay up to an additional $3.3 million in additional purchase price should cumulative earnings meet certain goals over the period October 1, 2002 through December 31, 2004.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference. The summary of the transaction described above is qualified by reference to the stock purchase agreement attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA INFORMATION AND EXHIBITS.

   (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for MTC Technologies, Inc. to provide the financial statements required by Item 7 (a). In accordance with Item 7 (a) (4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date of this filing of this Current Report.

   (b)   PRO FORMA FINANCIAL INFORMATION.

         As of the date of filing this Current Report on Form 8-K, it is impracticable for MTC Technologies, Inc. to provide the financial statements required by Item 7 (b). In accordance with Item 7 (b) (2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date of this filing of this Current Report.

   (c)   EXHIBITS.

         Ex. 2.1 Stock Purchase Agreement by and among Modern Technologies Corp., MTC Technologies, Inc. and the Shareholders of AMCOMP Corporation*

         Ex. 99.1           Press Release dated October 17, 2002.

         * Pursuant to Item 601(b)(2) of Regulation S-K, MTC Technologies, Inc. agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2002
                                              MTC TECHNOLOGIES, INC.

                                              By:  /s/ David S. Gutridge
                                              ----------------------------------
                                              David S. Gutridge
                                              Chief Financial Officer


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                                                                   EXHIBIT INDEX

Ex. 2.1 Stock Purchase Agreement by and among Modern Technologies Corp., MTC Technologies, Inc. and the Shareholders of AMCOMP Corporation*

Ex. 99.1   Press Release dated October 17, 2002.

* Pursuant to Item 601(b)(2) of Regulation S-K, MTC Technologies, Inc. agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit.